UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, which became effective at 6:00 p.m., Eastern Time, on June 30, 2016, to effect a one-for-four reverse stock split of the outstanding common stock, $0.001 par value, and a reduction in the authorized common stock to 75 million shares.  The Certificate of Amendment was approved by the Company’s stockholders on May 4, 2016.  A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On July 1, 2016, the Company issued a press release announcing the completion of the reverse stock split described in Item 5.03 above. A copy of the press release is attached hereto as Exhibit 99.1.

The new CUSIP number for Axcelis Technologies, Inc.’s common stock is 054540208.  The shares of Axcelis Technologies, Inc. will continue to trade on the Nasdaq Global Select Market, under the unchanged symbol “ACLS.”

The Company currently has eight registration statements on Form S-8 on file with the Securities and Exchange Commission (the “SEC”) that register shares offered pursuant to awards under equity incentive plans and employee stock purchase plan, as listed below:

1.              Registration Statements (Form S-8 No. 333-181750, 333-188967, 333-196157, 333-204544 and 333-211673) pertaining to the 2012 Equity Incentive Plan of Axcelis Technologies, Inc.,

2.              Registration Statement (Form S-8 No. 333-49726) pertaining to the Employee Stock Purchase Plan of Axcelis Technologies, Inc.,

3.              Registration Statement (Form S-8 No. 333-49768) pertaining to the 2000 Stock Plan of Axcelis Technologies, Inc., and

4.              Registration Statement (Form S-8 No. 333-120356) pertaining to the 2000 Stock Plan and 2012 Equity Incentive Plan.

SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements.

Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them.  Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of common stock deemed to be covered by each of the effective registration statements of the Company above will be adjusted, as applicable, to give effect to the reverse stock split at the ratio of one-for-four, as of the effective time of the reverse stock split disclosed in Item 5.03 above.

Item 9.01.              Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

3.1

Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Axcelis Technologies, Inc. effective June 30, 2016, as filed with the Secretary of State of the State of Delaware. Filed herewith.

99.1	Press Release dated July 1, 2016. Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2016	Axcelis Technologies, Inc.

	By:	/s/ Lynnette C. Fallon
Lynnette C. Fallon
Executive Vice President HR/Legal and General Counsel